Reconciliations of Non-GAAP Financial Measures

December 31, 2019

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2020 OUTLOOK

The table below sets forth our 2020 full year guidance (per diluted common share):

	Low	High
Net income attributable to common stockholders	$0.81	$0.91
Add:
Depreciation and amortization of real estate assets	0.84	0.84
Depreciation and amortization of real estate assets related to unconsolidated joint venture	0.10	0.10
Net gain on sales of real estate and impairment of real estate	(0.06)	(0.06)
FFO attributable to common stockholders	$1.69	$1.79

Normalizing items (1)	0.02	0.02
Normalized FFO attributable to common stockholders	$1.71	$1.81

FFO attributable to common stockholders	1.69	1.79
Stock-based compensation expense	0.05	0.05
Non-cash rental and related revenues	(0.10)	(0.10)
Non-cash interest expense	0.04	0.04
Other non-cash adjustments	0.02	0.02
AFFO attributable to common stockholders	$1.70	$1.80

Normalizing items	—	—
Normalized AFFO attributable to common stockholders	$1.70	$1.80

Except as otherwise noted above, the foregoing projections reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

(1) Normalizing items primarily reflect straight-line rent receivable write-offs.

2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income (loss) attributable to common stockholders	$39,741	$(19,394)	$68,996	$269,314
Add:
Depreciation and amortization of real estate assets	44,032	48,078	181,549	191,379
Depreciation and amortization of real estate assets related to noncontrolling interests	—	(40)	(93)	(159)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,547	5,324	21,649	21,253
Net (gain) loss on sales of real estate	(1,084)	14,247	(2,300)	(128,198)
Net loss on sales of real estate related to unconsolidated joint venture	—	—	1,690	—
Impairment of real estate	2,717	—	121,819	1,413
FFO attributable to common stockholders	$90,953	$48,215	$393,310	$355,002
Lease termination income	(854)	—	(67,802)	—
Loss on extinguishment of debt	5,577	2,917	16,340	2,917
(Recovery of) provision for doubtful accounts and loan losses, net	(219)	28,848	1,238	30,243
Other normalizing items (1)	115	10,263	12,656	21,385
Normalized FFO attributable to common stockholders	$95,572	$90,243	$355,742	$409,547
FFO attributable to common stockholders	$90,953	$48,215	$393,310	$355,002
Merger and acquisition costs	232	43	424	636
Stock-based compensation expense	990	1,373	9,819	7,648
Non-cash rental and related revenues	(6,484)	(6,232)	(19,449)	(36,443)
Non-cash interest income	(532)	(578)	(2,212)	(2,300)
Non-cash interest expense	2,234	2,589	10,080	10,137
Non-cash portion of loss on extinguishment of debt	1,972	874	5,838	874
(Recovery of) provision for doubtful straight-line rental income, loan losses and other reserves	(219)	29,513	1,238	40,806
Non-cash lease termination income	(854)	—	(10,579)	—
Other non-cash adjustments related to unconsolidated joint venture	1,212	1,520	4,135	2,652
Other non-cash adjustments	76	(30)	171	25
AFFO attributable to common stockholders	$89,580	$77,287	$392,775	$379,037
Cash portion of lease termination income	—	—	(57,223)	—
Cash portion of loss on extinguishment of debt	3,605	2,043	10,502	2,043
Recovery of doubtful cash income	—	(508)	—	(2,668)
Other normalizing items (1)	(10)	5,002	5,056	9,374
Normalized AFFO attributable to common stockholders	$93,175	$83,824	$351,110	$387,786
Amounts per diluted common share attributable to common stockholders:
Net income (loss)	$0.20	$(0.11)	$0.37	$1.51
FFO	$0.46	$0.27	$2.09	$1.99
Normalized FFO	$0.48	$0.50	$1.89	$2.29
AFFO	$0.45	$0.43	$2.08	$2.11
Normalized AFFO	$0.47	$0.47	$1.86	$2.16
Weighted average number of common shares outstanding, diluted:
Net income (loss)	199,048,481	178,314,638	188,127,092	178,721,744
FFO and Normalized FFO	199,048,481	178,932,966	188,127,092	178,721,744
AFFO and Normalized AFFO	199,496,049	179,394,677	188,775,872	179,338,881

(1)
For FFO and AFFO, the three months and year ended December 31, 2019 include a $1.7 million settlement payment received related to a legacy Care Capital Properties, Inc. (“CCP”) investment, and $0.6 million and $1.6 million, respectively, of incremental interest expense related to the redemption of the 2021 Notes and 2023 Notes. For AFFO, the year ended December 31, 2019 includes $1.4 million of write-offs related to straight-line rent receivables and $5.9 million of write-offs related to above/below market rent intangibles. For FFO, the three months and year ended December 31, 2018 include $5.2 million and $11.5 million, respectively, of acceleration of above market lease intangible amortization. For FFO and AFFO, the year ended December 31, 2018 also includes $5.5 million of capitalized issuance costs written off as a result of the preferred stock redemption and $3.2 million earned during the period related to a legacy CCP investment. In addition, other normalizing items for FFO include un-reimbursed triple-net operating expenses and CCP merger and transition costs, and other normalizing items for AFFO include un-reimbursed triple-net operating expenses and CCP transition costs.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Year Ended December 31,
	2019	2018
Net income attributable to Sabra Health Care REIT, Inc.	$68,996	$279,082
Interest	126,610	147,106
Income tax expense	3,402	3,011
Depreciation and amortization	181,549	191,379
EBITDA	$380,557	$620,578

Loss from unconsolidated joint venture	6,796	5,431
Distributions from unconsolidated joint venture	13,865	8,910
Stock-based compensation expense	9,819	7,648
Merger and acquisition costs	424	636
CCP transition costs	197	1,461
Provision for doubtful straight-line rental income, loan losses and other reserves	1,238	33,281
Impairment of real estate	121,819	1,413
Loss on extinguishment of debt	16,340	2,917
Other income	2,482	239
Lease termination income	(67,802)	—
Net gain on sales of real estate	(2,300)	(128,198)
Adjusted EBITDA (1)	$483,435	$554,316

Annualizing adjustments (2)	2,640	(354)
Annualized Adjusted EBITDA (3)	$486,075	$553,962

Adjustment for:
Distributions from unconsolidated joint venture	(13,865)	(8,910)
EBITDA from unconsolidated joint venture (4)	39,132	35,960
Annualized Adjusted EBITDA, as adjusted (5)	$511,342	$581,012

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
(4) Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.
(5) Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Cash rental income	$101,709	$111,423	$415,050	$500,162
Straight-line rental income	4,874	9,740	20,401	44,144
Straight-line rental income receivable write-offs	—	—	(1,460)	—
Above/below market lease amortization	1,610	1,719	6,413	3,777
Above/below market lease intangible write-offs	—	(5,228)	(5,905)	(11,478)
Recoveries	4,654	—	17,639	—
Rental and related revenues	$112,847	$117,654	$452,138	$536,605

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,311	$5,649	$5,515	$(1,161)	$10,003	$10,059	$4,395	$(37,027)	$39,741
Adjustments:
Depreciation and amortization	27,725	4,901	7,007	—	11,908	4,384	—	15	44,032
Interest	665	445	—	—	445	—	—	26,319	27,429
General and administrative	—	—	—	—	—	—	—	5,702	5,702
Merger and acquisition costs	—	—	—	—	—	—	—	232	232
Recovery of doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	(219)	(219)
Impairment of real estate	2,717	—	—	—	—	—	—	—	2,717
Loss on extinguishment of debt	—	—	—	—	—	—	—	5,577	5,577
Other income	—	—	—	—	—	—	—	(1,709)	(1,709)
Net gain on sales of real estate	(1,084)	—	—	—	—	—	—	—	(1,084)
Loss from unconsolidated JV	—	—	—	1,161	1,161	—	—	—	1,161
Income tax expense	—	—	—	—	—	—	—	1,110	1,110
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,089	10,089	—	—	—	10,089

Net Operating Income	$82,334	$10,995	$12,522	$10,089	$33,606	$14,443	$4,395	$—	$134,778

Non-cash revenue and expense adjustments	(4,745)	(524)	—	—	(524)	(1,187)	(1,386)	—	(7,842)

Cash Net Operating Income	$77,589	$10,471	$12,522	$10,089	$33,082	$13,256	$3,009	$—	$126,936

Cash Net Operating Income not included in same store	(146)	(134)	(7,051)	—	(7,185)	(700)

Same store Cash Net Operating Income	$77,443	$10,337	$5,471	$10,089	$25,897	$12,556

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$48,511	$(5,139)	$5,719	$(605)	$(25)	$9,648	$3,325	$(38,173)	$23,286
Adjustments:
Depreciation and amortization	27,332	4,717	6,707	—	11,424	4,325	—	11	43,092
Interest	669	445	—	—	445	—	—	28,141	29,255
General and administrative	—	—	—	—	—	—	—	8,579	8,579
Merger and acquisition costs	—	—	—	—	—	—	—	130	130
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	57	57
Impairment of real estate	3,131	10,835	—	—	10,835	—	—	—	13,966
Loss on extinguishment of debt	—	—	—	—	—	—	—	644	644
Other income	—	—	—	—	—	—	—	(215)	(215)
Net loss on sales of real estate	19	—	—	—	—	—	—	—	19
Loss from unconsolidated JV	—	—	—	605	605	—	—	—	605
Income tax expense	—	—	—	—	—	—	—	826	826
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,115	10,115	—	—	—	10,115

Net Operating Income	$79,662	$10,858	$12,426	$10,115	$33,399	$13,973	$3,325	$—	$130,359

Non-cash revenue and expense adjustments	(3,137)	(614)	—	—	(614)	(1,175)	(555)	—	(5,481)
Foreign exchange rate adjustment	—	—	1	—	1	—	—	—	1

Cash Net Operating Income	$76,525	$10,244	$12,427	$10,115	$32,786	$12,798	$2,770	$—	$124,879

Cash Net Operating Income not included in same store	(664)	(208)	(7,284)	—	(7,492)	(267)

Same store Cash Net Operating Income	$75,861	$10,036	$5,143	$10,115	$25,294	$12,531

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,008	$7,072	$(312)	$(3,647)	$3,113	$9,787	$70,495	$(51,720)	$83,683
Adjustments:
Depreciation and amortization	28,224	4,672	12,332	—	17,004	4,236	—	12	49,476
Interest	676	450	—	—	450	—	—	32,482	33,608
General and administrative	—	—	—	—	—	—	—	8,004	8,004
Merger and acquisition costs	—	—	—	—	—	—	—	55	55
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	193	193
Impairment of real estate	2,002	—	—	—	—	—	—	—	2,002
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other loss	—	—	—	—	—	—	—	1	1
Net gain on sales of real estate	(2,262)	(305)	(188)	—	(493)	—	—	—	(2,755)
Loss from unconsolidated JV	—	—	—	3,647	3,647	—	—	—	3,647
Income tax expense	—	—	—	—	—	—	—	854	854
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,361	9,361	—	—	—	9,361

Net Operating Income	$80,648	$11,889	$11,832	$9,361	$33,082	$14,023	$70,495	$—	$198,248

Non-cash revenue and expense adjustments	(4,945)	(643)	—	—	(643)	(1,227)	(10,288)	—	(17,103)
Foreign exchange rate adjustment	—	—	31	—	31	—	—	—	31

Cash Net Operating Income	$75,703	$11,246	$11,863	$9,361	$32,470	$12,796	$60,207	$—	$181,176

Cash Net Operating Income not included in same store			(6,952)	20

Same store Cash Net Operating Income			$4,911	$9,381

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(56,728)	$9,626	$2,644	$(1,383)	$10,887	$9,845	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	29,601	8,803	2,377	—	11,180	4,156	—	12	44,949
Interest	687	454	—	—	454	—	—	35,177	36,318
General and administrative	—	—	—	—	—	—	—	8,178	8,178
Merger and acquisition costs	—	—	—	—	—	—	—	6	6
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	99,353	3,781	—	—	3,781	—	—	—	103,134
Other income	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	1,520	—	—	—	—	—	—	—	1,520
Loss from unconsolidated JV	—	—	—	1,383	1,383	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,829	9,829	—	—	—	9,829

Net Operating Income	$74,433	$22,664	$5,021	$9,829	$37,514	$14,001	$3,325	$—	$129,273

Non-cash revenue and expense adjustments	978	(716)	—	—	(716)	(1,393)	(562)	—	(1,693)
Foreign exchange rate adjustment	—	—	17	—	17	—	—	—	17

Cash Net Operating Income	$75,411	$21,948	$5,038	$9,829	$36,815	$12,608	$2,763	$—	$127,597

Cash Net Operating Income not included in same store			—	6

Same store Cash Net Operating Income			$5,038	$9,835

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$33,892	$12,435	$2,776	$(1,805)	$13,406	$9,533	$3,844	$(80,058)	$(19,383)
Adjustments:
Depreciation and amortization	32,440	8,889	2,371	—	11,260	4,156	—	222	48,078
Interest	1,656	458	—	—	458	—	—	35,112	37,226
General and administrative	—	—	—	—	—	—	—	11,298	11,298
Merger and acquisition costs	—	—	—	—	—	—	—	43	43
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	29,626	29,626
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(324)	(324)
Net loss on sales of real estate	12,581	1,614	52	—	1,666	—	—	—	14,247
Loss from unconsolidated JV	—	—	—	1,805	1,805	—	—	—	1,805
Income tax expense	—	—	—	—	—	—	—	1,164	1,164
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,918	9,918	—	—	—	9,918

Net Operating Income	$80,569	$23,396	$5,199	$9,918	$38,513	$13,689	$3,844	$—	$136,615

Non-cash revenue and expense adjustments	(3,196)	(1,521)	—	—	(1,521)	(1,512)	(578)	—	(6,807)

Cash Net Operating Income	$77,373	$21,875	$5,199	$9,918	$36,992	$12,177	$3,266	$—	$129,808

Cash Net Operating Income not included in same store			(28)	34

Same store Cash Net Operating Income			$5,171	$9,952

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Year Ended December 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$96,102	$17,208	$13,566	$(6,796)	$23,978	$39,339	$81,540	$(171,941)	$69,018
Adjustments:
Depreciation and amortization	112,882	23,093	28,423	—	51,516	17,101	—	50	181,549
Interest	2,697	1,794	—	—	1,794	—	—	122,119	126,610
General and administrative	—	—	—	—	—	—	—	30,462	30,462
Merger and acquisition costs	—	—	—	—	—	—	—	424	424
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,238	1,238
Impairment of real estate	107,203	14,616	—	—	14,616	—	—	—	121,819
Loss on extinguishment of debt	—	—	—	—	—	—	—	16,340	16,340
Other income	—	—	—	—	—	—	—	(2,094)	(2,094)
Net gain on sales of real estate	(1,807)	(305)	(188)	—	(493)	—	—	—	(2,300)
Loss from unconsolidated JV	—	—	—	6,796	6,796	—	—	—	6,796
Income tax expense	—	—	—	—	—	—	—	3,402	3,402
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	39,394	39,394	—	—	—	39,394

Net Operating Income	$317,077	$56,406	$41,801	$39,394	$137,601	$56,440	$81,540	$—	$592,658

Non-cash revenue and expense adjustments	(11,849)	(2,497)	—	—	(2,497)	(4,982)	(12,791)	—	(32,119)

Cash Net Operating Income	$305,228	$53,909	$41,801	$39,394	$135,104	$51,458	$68,749	$—	$560,539

Annualizing adjustments	16,249	(2,597)	8,748	961	7,112	275	(757)	—	22,879
Cash portion of lease termination income	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$321,477	$51,312	$50,549	$40,355	$142,216	$51,733	$10,769	$—	$526,195

Annualized Cash Net Operating Income not included in same store			(29,985)	(935)

Same store Cash Net Operating Income			$20,564	$39,420

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Year Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$360,256	$75,838	$9,827	$(5,431)	$80,234	$37,893	$16,667	$(215,935)	$279,115
Adjustments:
Depreciation and amortization	128,391	34,759	10,712	—	45,471	16,630	—	887	191,379
Interest	7,811	1,864	—	—	1,864	—	—	137,431	147,106
General and administrative	—	—	—	—	—	—	—	36,458	36,458
Merger and acquisition costs	—	—	—	—	—	—	—	636	636
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	39,075	39,075
Impairment of real estate	881	532	—	—	532	—	—	—	1,413
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(4,480)	(4,480)
Net loss on sales of real estate	(111,951)	(16,299)	52	—	(16,247)	—	—	—	(128,198)
Loss from unconsolidated JV	—	—	—	5,431	5,431	—	—	—	5,431
Income tax expense	—	—	—	—	—	—	—	3,011	3,011
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	36,763	36,763	—	—	—	36,763

Net Operating Income	$385,388	$96,694	$20,591	$36,763	$154,048	$54,523	$16,667	$—	$610,626

Non-cash revenue and expense adjustments	(20,040)	(9,987)	—	—	(9,987)	(6,414)	(2,300)	—	(38,741)
Foreign exchange rate adjustment	—	—	(238)	—	(238)	—	—	—	(238)

Cash Net Operating Income	$365,348	$86,707	$20,353	$36,763	$143,823	$48,109	$14,367	$—	$571,647

Cash Net Operating Income not included in same store			(271)	82

Same store Cash Net Operating Income			$20,082	$36,845

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Year Ended December 31, 2019
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$31,590	$127,829	$81,540	$(171,941)	$69,018
Adjustments:
Depreciation and amortization	79,743	101,756	—	50	181,549
Interest	2,092	2,399	—	122,119	126,610
General and administrative	—	—	—	30,462	30,462
Merger and acquisition costs	—	—	—	424	424
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	1,238	1,238
Impairment of real estate	56,099	65,720	—	—	121,819
Loss on extinguishment of debt	—	—	—	16,340	16,340
Other income	—	—	—	(2,094)	(2,094)
Net loss (gain) on sales of real estate	3,232	(5,532)	—	—	(2,300)
Loss from unconsolidated JV	6,796	—	—	—	6,796
Income tax expense	—	—	—	3,402	3,402
Sabra’s share of unconsolidated JV Net Operating Income	39,394	—	—	—	39,394

Net Operating Income	$218,946	$292,172	$81,540	$—	$592,658

Non-cash revenue adjustments	(8,700)	(10,628)	(12,791)	—	(32,119)

Cash Net Operating Income	$210,246	$281,544	$68,749	$—	$560,539

Annualizing adjustments	7,692	15,944	(757)	—	22,879
Cash portion of lease termination income	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$217,938	$297,488	$10,769	$—	$526,195

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Year Ended December 31, 2019
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$88	$30,743	$29,489	$23,837	$10,164	$23,490	$9,968	$14,349	$11,637	$13,816	$73,378	$(171,941)	$69,018
Adjustments:
Depreciation and amortization	3,927	12,267	11,213	14,654	10,368	9,969	21,549	2,865	4,825	7,127	82,735	50	181,549
Interest	—	—	—	—	—	—	—	2,920	—	—	1,571	122,119	126,610
General and administrative	—	—	—	—	—	—	—	—	—	—	—	30,462	30,462
Merger and acquisition costs	—	—	—	—	—	—	—	—	—	—	—	424	424
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	—	—	—	—	1,238	1,238
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	121,819	—	121,819
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	16,340	16,340
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,094)	(2,094)
Net loss (gain) on sales of real estate	—	3,102	—	1,211	—	—	—	17	—	—	(6,630)	—	(2,300)
Loss from unconsolidated JV	6,796	—	—	—	—	—	—	—	—	—	—	—	6,796
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	3,402	3,402
Sabra’s share of unconsolidated JV Net Operating Income	39,394	—	—	—	—	—	—	—	—	—	—	—	39,394

Net Operating Income	$50,205	$46,112	$40,702	$39,702	$20,532	$33,459	$31,517	$20,151	$16,462	$20,943	$272,873	$—	$592,658

Non-cash revenue adjustments	—	(4,261)	(3,791)	(3,091)	49	(1,050)	—	4,080	8	(5,476)	(18,587)	—	(32,119)

Cash Net Operating Income	$50,205	$41,851	$36,911	$36,611	$20,581	$32,409	$31,517	$24,231	$16,470	$15,467	$254,286	$—	$560,539

Annualizing adjustments	1,916	442	687	845	14,921	318	(2,884)	327	628	25	5,654	—	22,879
Cash portion of lease termination income	—	—	—	—	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$52,121	$42,293	$37,598	$37,456	$35,502	$32,727	$28,633	$24,558	$17,098	$15,492	$202,717	$—	$526,195

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

15